Exhibit 10.6

Dated 30 June 2023

    Royal Caribbean Cruises Ltd.    (1)
    (the Borrower)

    Citibank N.A., London Branch    (2)
    (the Global Coordinator)
    SMBC Bank International plc    (3)
    (the ECA Agent)

    Citibank Europe plc, UK Branch    (4)
    (the Facility Agent)
    The banks and financial institutions listed in Schedule 1    (5)
    (the Mandated Lead Arrangers)

    The banks and financial institutions listed in Schedule 1    (6)
    (the Lenders)

___________________________________

Amendment Agreement in connection with
the Credit Agreement in respect of
"WONDER OF THE SEAS " (ex Hull C34)
___________________________________

Contents
Clause    Page

2

THIS AMENDMENT AGREEMENT (this Amendment) is dated 30 June 2023 and made BETWEEN:
(1)    Royal Caribbean Cruises Ltd. (a corporation organised and existing under the laws of the Republic of Liberia) (the Borrower);
(2)    Citibank N.A., London Branch as global coordinator (the Global Coordinator);
(3)    Citibank Europe plc, UK Branch as facility agent (the Facility Agent);
(4)    SMBC Bank International plc as ECA agent (the ECA Agent);
(5)    The banks and financial institutions listed in Schedule 1 as mandated lead arrangers (the Mandated Lead Arrangers); and
(6)    The banks and financial institutions listed in Schedule 1 as lenders (the Lenders).
WHEREAS:
(A)    The Borrower, the Global Coordinator, the Facility Agent, the ECA Agent, the Mandated Lead Arrangers and the Lenders are parties to a credit agreement, dated as of 24 July 2017 (as novated, amended and restated pursuant to a novation agreement dated 24 July 2017, and as further amended and restated from time to time prior to the date of this Amendment, the Existing Credit Agreement), in respect of the vessel named “WONDER OF THE SEAS” (formerly Hull no. C34) (the Vessel) whereby it was agreed that, subject to the terms and conditions therein, the Lenders would advance (and have advanced) their respective Commitment of an aggregate amount not exceeding the Maximum Loan Amount.
(B)    In connection with the anticipated cessation of the six month LIBO Rate on or around 30 June 2023, the Parties have agreed that the Existing Credit Agreement shall be amended on the basis set out in this Amendment to change with effect from the Rate Switch Date (as defined below), the basis upon which the Floating Rate shall be calculated for the purposes of the Amended Credit Agreement (as defined below).
(C)    In connection with the arrangements referred to in Recital (B) above, the Parties wish to amend the Existing Credit Agreement on the basis set out in this Amendment.
NOW IT IS AGREED as follows:
1    Interpretation and definitions
1.1    Definitions in the Existing Credit Agreement
(a)    Unless the context otherwise requires or unless otherwise defined in this Amendment, words and expressions defined in the Existing Credit Agreement shall have the same meanings when used in this Amendment (including its Recitals).
(b)    The principles of construction set out in the Existing Credit Agreement shall have effect as if set out in this Amendment.
1.2    Definitions
In this Amendment:
Amended Credit Agreement means the Existing Credit Agreement as amended in accordance with this Amendment.
Amendment Effective Date has the meaning given to it in clause 3.1.
Finance Parties means the Facility Agent, the ECA Agent, the Mandated Lead Arrangers and the Lenders.
Floating Rate Loan has the meaning given to it in Schedule 3.
Party means each of the parties to this Amendment and Parties shall mean all of them.

Previous Amendment Agreement means the amendment agreement to the Existing Credit Agreement dated 21 July 2022 entered into between the Borrower and the Finance Parties, pursuant to which the Existing Credit Agreement was amended on the basis set out therein.
Rate Switch Date has the meaning given to it in Schedule 3.
Reference Rate has the meaning given to it in Schedule 3.
1.3    Third party rights
Other than BpiFAE in respect of the rights of BpiFAE under the Loan Documents, unless expressly provided to the contrary in a Loan Document, no term of this Amendment is enforceable under the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.
1.4    Designation
Each of the Parties designates this Amendment as a Loan Document.
2    Amendment of the Existing Credit Agreement
In consideration of the mutual covenants in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree that, subject to the satisfaction of the conditions precedent set forth in clause 3.1, the Existing Credit Agreement shall, with effect on and from the Amendment Effective Date, be (and it is hereby) amended in accordance with the amendments set out in Schedule 3 and (as so amended) will continue to be binding upon each of the Borrower and the Finance Parties in accordance with its terms as so amended.
3    Conditions of effectiveness of Amended Credit Agreement
3.1    The Amended Credit Agreement shall, having regard to clause 4, become effective in accordance with the terms of this Amendment on the date (the Amendment Effective Date) upon which each of the following conditions has been satisfied to the reasonable satisfaction of the Facility Agent:
(a)    the Facility Agent shall have received from the Borrower:
(i)    a certificate of its Secretary or Assistant Secretary as to the incumbency and signatures of those of its officers authorised to act with respect to this Amendment and as to the truth and completeness of the attached resolutions of its Board of Directors then in full force and effect authorising the execution, delivery and performance of this Amendment, and upon which certificate the Lenders may conclusively rely until the Facility Agent shall have received a further certificate of the Secretary or Assistant Secretary of the Borrower cancelling or amending such prior certificate; and
(ii)    a Certificate of Good Standing issued by the relevant Liberian authorities in respect of the Borrower;
(b)    the Facility Agent shall have received from each Guarantor a certificate (substantially in the form set out in Schedule 4), signed by a duly authorised officer of that Guarantor:

(i)    confirming that:
(A)    the relevant Guarantor acknowledges the amendments to the Existing Credit Agreement contained in this Amendment;
(B)    the relevant Guarantee and each other Loan Document to which that Guarantor is a party shall remain and continue in full force and effect notwithstanding the amendment of the Existing Credit Agreement pursuant to this Amendment;

(C)    the relevant Guarantee shall extend to any new obligations assumed by the Borrower under the Amended Credit Agreement; and
(D)    continuing to guarantee the amended obligations of the Borrower does not cause any borrowing, guaranteeing or similar limit binding on the relevant Guarantor to be exceeded; and
(ii)    evidencing the authority of the relevant officer to execute that certificate and to provide the confirmations referred to in paragraph (i) above, together with such confirmation from legal counsel to the Facility Agent as the Lenders may require as to the continued effectiveness of the Guarantees relative to the arrangements contemplated by this Amendment and, if applicable, taking the form of such confirmation as accepted by the Lenders in connection with the Previous Amendment Agreement;
(c)    the Facility Agent shall have received evidence that all invoiced expenses of the Facility Agent (including the agreed fees and expenses of counsel to the Facility Agent) required to be paid by the Borrower pursuant to clause 7 below, and all other documented costs and expenses that the Borrower has otherwise agreed in writing to pay to the Facility Agent, have been paid or will be paid promptly upon being demanded;
(d)    the ECA Agent and the Facility Agent shall have received evidence satisfactory to them (each acting on the instructions of the Lenders) that BpiFAE has approved the arrangements referred to in this Amendment;
(e)    the Facility Agent shall have received opinions, addressed to the Facility Agent (and capable of being relied upon by each Lender) from:
(i)    Watson Farley & Williams LLP, counsel to the Borrower, as to matters of Liberian law (and being issued in substantially the same form as the corresponding Liberian legal opinion issued in respect of the Previous Amendment Agreement); and
(ii)    Norton Rose Fulbright LLP, counsel to the Facility Agent as to matters of English law (and being issued in substantially the same form as the corresponding English legal opinion issued in respect of the Previous Amendment Agreement);
(f)    the representations and warranties set out in clause 5 are true and correct in all material respects (except for such representations and warranties that are qualified by materiality or non-existence of a Material Adverse Effect (which shall be accurate in all respects)) as of the Amendment Effective Date;
(g)    no Event of Default or Prepayment Event shall have occurred and be continuing or would result from the amendment of the Existing Credit Agreement pursuant to this Amendment; and
(h)    the Borrower shall, as required pursuant to clause 6, have provided a letter to the Facility Agent which confirms that RCL Cruises Ltd. has accepted its appointment as process agent in respect of this Amendment.
3.2    The Facility Agent shall notify the Lenders and the Borrower of the Amendment Effective Date by way of a confirmation in the form set out in Schedule 2 and such confirmation shall be conclusive and binding.
4    Rate switch
(a)    It is acknowledged and agreed that:
(i)    the Reference Rate shall, subject to sub-paragraph (ii) below, only apply to the Floating Rate Loan (or any part of it) on and following the Rate Switch Date (and until such time the provisions of the Existing Credit Agreement shall continue to apply for the purposes of determining the Floating Rate);
(ii)    if the Rate Switch Date occurs prior to the last day of the Interest Period for the Floating Rate Loan (or any part of it) which is current as at the Amendment Effective Date, the Floating Rate Loan (and any part of it) shall, notwithstanding the occurrence of the Rate Switch Date, continue to accrue interest at the Floating Rate in accordance with the provisions of the Existing Credit Agreement until the expiry of such current Interest Period, upon which the Floating Rate Loan shall thereafter accrue interest on the basis set out in Schedule 3 to this Amendment; and
(iii)    no break costs of the type referred to in Section 4.4.1 of the Amended Credit Agreement or clause 7 of Schedule 3 shall be payable by the Borrower as a result of the Rate Switch Date occurring prior to the last day of the Interest Period for the Floating Rate Loan (or any part of it) which is current as at the Amendment Effective Date as a result of the operation of sub-paragraph (ii) above.
(b)    On and from the Rate Switch Date or, in the case of paragraph (a)(ii) above, the expiry of the relevant Interest Period, the terms contained in Schedule 3 to this Amendment shall, unless otherwise provided in the said Schedule 3, override the terms relating to the determination of the Floating Rate for the Floating Rate Loan (or any relevant part of it) (including the determination of the LIBO Rate) under the Existing Credit Agreement to the exclusion of any terms currently contained in the Existing Credit Agreement.
(c)    Nothing in this Amendment shall impact on the interest that is currently payable on the Loan at the Fixed Rate or any part of it unless, for whatever reason, that part of the Loan currently accruing interest at the Fixed Rate ceases to accrue interest at the Fixed Rate and, as a result, it becomes a Floating Rate Loan in accordance with the terms of the Existing Credit Agreement or, following the Effective Date, the Amended Credit Agreement (in which case paragraphs (a) and (b) above shall apply to that Floating Rate Loan).
5    Representations, Warranties and Undertakings
Each of the representations and warranties in:
(a)    Article VI of the Amended Credit Agreement (excluding Section 6.10 of the Amended Credit Agreement); and
(b)    the second paragraph of clause 8.2 of the Novation Agreement (excluding in respect of Section 6.10 of the Amended Credit Agreement), are deemed to be made by the Borrower on the date of this Amendment and the Amendment Effective Date, in each case as if reference to the Loan Documents in each such representation and warranty was a reference to this Amendment and each officer certificate referred to in clause 3.1(b), and as if the Amended Credit Agreement was effective at the time of each such repetition.
6    Incorporation of Terms
The provisions of Section 11.2 (Notices), Section 11.6 (Severability) and Subsections 11.14.2 (Jurisdiction), 11.14.3 (Alternative Jurisdiction) and 11.14.4 (Service of Process) of the Existing Credit Agreement shall be incorporated into this Amendment as if set out in full in this Amendment and as if references in those sections to “this Agreement” were references to this Amendment and references to each Party were references to each Party to this Amendment.
7    Costs and Expenses
Save as may otherwise be agreed in writing between the Borrower and each relevant payee (or the Facility Agent on their behalf), the Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of:
(a)    the Facility Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the documents to be delivered hereunder or thereunder; and
(b)    any Lender in connection with the preparation, execution, delivery and administration, modification and amendment of any security or other documents executed or to be executed and delivered as a consequence of the parties entering into this Amendment and any other documents to be delivered under this Amendment,

(including the reasonable and documented fees and expenses of counsel for the Facility Agent with respect hereto and thereto as agreed with the Facility Agent) in accordance with the terms of Section 11.3 (Payment of Costs and Expenses) of the Existing Credit Agreement.
8    Counterparts
This Amendment may be executed in any number of counterparts and by the different Parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument. The Parties acknowledge and agree that they may execute this Amendment and any variation or amendment to the same, by electronic instrument. The Parties agree that the electronic signatures appearing on the document shall have the same effect as handwritten signatures and the use of an electronic signature on this Amendment shall have the same validity and legal effect as the use of a signature affixed by hand and is made with the intention of authenticating this Amendment, and evidencing the Parties’ intention to be bound by the terms and conditions contained herein. For the purposes of using an electronic signature, the Parties authorise each other to conduct the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.
9    Governing Law
This Amendment, and all non-contractual obligations arising in connection with it, shall be governed by and construed in accordance with English law.
The Parties have executed this Amendment the day and year first before written.

Schedule 1
Finance Parties

Facility Agent
Citibank Europe plc, UK Branch
ECA Agent
SMBC Bank International plc
Mandated Lead Arrangers
Banco Santander, S.A.
Citibank N.A., London Branch
BNP Paribas
HSBC Continental Europe
Société Générale
SMBC Bank International plc

Lenders

Citibank N.A., London Branch
Banco Santander, S.A.
BNP Paribas
HSBC Continental Europe
Société Générale
SMBC Bank International plc
SFIL

Schedule 2
Form of Amendment Effective Date confirmation – Hull no. C34

To:    Royal Caribbean Cruises Ltd.

“WONDER OF THE SEAS" (Hull no. C34)
We, Citibank Europe plc, UK Branch, refer to the amendment agreement dated [] 2023 (the Amendment) relating to a credit agreement dated as of 24 July 2017 (as previously novated, amended, supplemented and/or restated from time to time) (the Credit Agreement) made between (among others) the above named Royal Caribbean Cruises Ltd. as the Borrower, the financial institutions listed in it as the Lenders and ourselves as the Facility Agent in respect of a loan to the Borrower from the Lenders of up to the Maximum Loan Amount (as defined in the Credit Agreement).
We hereby confirm that all conditions precedent referred to in clause 3.1 of the Amendment have been satisfied. In accordance with clause 3 of the Amendment, the Amendment Effective Date is the date of this confirmation and the amendment of the Credit Agreement in accordance with the Amendment is now effective.
Dated: [●] 2023

Signed:___________________________________
For and on behalf of
Citibank Europe plc, UK Branch
(as Facility Agent)

Schedule 3
Amendments to the Existing Credit Agreement
With effect on and following the Rate Switch Date (but for this purpose having regard to clause 4(a)(ii) of this Amendment):
(a)    the following provisions of this Schedule shall apply in respect of the determination of the Floating Rate for the purposes of the Floating Rate Loan (and any relevant part of it);
(b)    the LIBO Rate (and all references to such term in the Existing Credit Agreement) shall be replaced by the Reference Rate or, if applicable, the Compounded Reference Rate and, as a result, all provisions relating to the Reference Banks, any Reference Bank quotations, the Thomson Reuters LIBOR01 Page and the Historic Screen Rate in the Existing Credit Agreement shall be disregarded; and
(c)    the Floating Rate shall be the aggregate of the relevant Reference Rate, the Credit Adjustment Spread and the applicable Floating Rate Margin or, if applicable, as otherwise determined pursuant to clause 4, and the provisions of the Existing Credit Agreement shall be amended and construed accordingly.
1    Definitions and interpretation
1.1    Words and expressions defined in the Existing Credit Agreement shall have the same meanings when used in this Schedule and, in addition:
Business Day has the meaning given to it in the Existing Credit Agreement and in relation to:
(a)    the fixing of a Floating Rate for Dollars;
(b)    any date for payment or purchase of an amount relating to the Compounded Reference Rate (if applicable); or
(c)    the determination of the first day or the last day of an Interest Period for the Compounded Reference Rate (if applicable) or otherwise in relation to the determination of the length of such Interest Period, which is a US Government Securities Business Day.
Compounded Reference Rate means, in relation to any US Government Securities Business Day during the Interest Period of the Floating Rate Loan (or the relevant part of it), the percentage rate per annum which is the aggregate of:
(a) the Daily Non-Cumulative Compounded RFR Rate for that US Government Securities Business Day; and
(b) the Credit Adjustment Spread.
Compounded Reference Rate Interest Payment means the aggregate amount of interest that is, or is scheduled to become, payable under any Loan Document at the Compounded Reference Rate.
Compounded Reference Rate Supplement means a document which:
(a)    is agreed in writing by the Borrower and the Facility Agent (acting on the instructions of the Required Lenders);
(b)    specifies the relevant terms which are expressed in the Amended Credit Agreement to be determined by reference to Compounded Reference Rate Terms; and
(c)    has been made available by the Facility Agent to the Borrower and each Lender.
Compounded Reference Rate Terms means the terms set out in Annex A or in any Compounded Reference Rate Supplement.

Compounding Methodology Supplement means, in relation to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate, a document which:
(a)    is agreed in writing by the Borrower and the Facility Agent (acting on the instructions of the Required Lenders);
(b)    specifies a calculation methodology for that rate; and
(c)    has been made available by the Facility Agent to the Borrower and each Lender.
Credit Adjustment Spread means 0.42826% per annum.
Cumulative Compounded RFR Rate means, in relation to an Interest Period for a Floating Rate Loan (or any part of it) accruing interest at the Compounded Reference Rate, the percentage rate per annum determined by the Facility Agent in accordance with the methodology set out in Annex C or in any relevant Compounding Methodology Supplement.
Daily Non-Cumulative Compounded RFR Rate means, in relation to any US Government Securities Business Day during an Interest Period for the Floating Rate Loan (or any part of it), the percentage rate per annum determined by the Facility Agent in accordance with the methodology set out in Annex B or in any relevant Compounding Methodology Supplement.
Daily Rate means the rate specified as such in the Compounded Reference Rate Terms.
Floating Rate Loan means all or any portion of the Loan bearing interest at the Floating Rate.
Funding Rate means any individual rate notified by a Lender to the Facility Agent pursuant to clause 6.
Historic Term SOFR means, in relation to the Floating Rate Loan (or the relevant part of it), the most recent applicable Term SOFR for a period equal in length to the Interest Period of the Floating Rate Loan (or the relevant part of it) and which is as of a day which is no more than 5 US Government Securities Business Days before the Quotation Day.
Interpolated Historic Term SOFR means, in relation to the Floating Rate Loan (or any part of it), the rate (rounded to the same number of decimal places as Term SOFR) which results from interpolating on a linear basis between:
(a)    either:
(i)    the most recent applicable Term SOFR (as of a day which is not more than 5 US Government Securities Business Days before the Quotation Day) for the longest period (for which Term SOFR is available) which is less than the Interest Period of the Floating Rate Loan (or the relevant part of it); or
(ii)    if no such Term SOFR is available for a period which is less than the Interest Period of the Floating Rate Loan (or the relevant part of it), the most recent SOFR for a day which is no more than 5 US Government Securities Business Days (and no less than 2 US Government Securities Business Days) before the Quotation Day; and
(b)    the most recent applicable Term SOFR (as of a day which is not more than 3 US Government Securities Business Days before the Quotation Day) for the shortest period (for which Term SOFR is available) which exceeds the Interest Period of the Floating Rate Loan (or the relevant part of it).
Interpolated Term SOFR means, in relation to the Floating Rate Loan (or any part of it), the rate (rounded to the same number of decimal places as Term SOFR) which results from interpolating on a linear basis between:
(a)    either
(i)    the applicable Term SOFR (as of the Quotation Day) for the longest period (for which Term SOFR is available) which is less than the Interest Period of the Floating Rate Loan (or the relevant part of it); or

(ii)    if no such Term SOFR is available for a period which is less than the Interest Period of the Floating Rate Loan (or the relevant part of it), SOFR for a day which is 3 US Government Securities Business Days before the Quotation Day; and
(b)    the applicable Term SOFR (on the Quotation Day) for the shortest period (for which Term SOFR is available) which exceeds the Interest Period of the Floating Rate Loan (or the relevant part of it).
Lookback Period means the number of days specified as such in the Compounded Reference Rate Terms.
Market Disruption Rate means:
(a)    in the case of a Floating Rate Loan (or any part of it) accruing interest at the Reference Rate, the percentage rate per annum which is the aggregate of:
(i)    the Reference Rate for the relevant Interest Period; and
(ii)    the Credit Adjustment Spread; and
(b)    in the case of a Floating Rate Loan (or any part of it) accruing interest at the Compounded Reference Rate, the rate specified as such in the Compounded Reference Rate Terms.
Quotation Day means, in relation to any period for which the Floating Rate is to be determined two US Government Securities Business Days before the first day of that period (unless market practice differs in the relevant syndicated loan market, in which case the Quotation Day will be determined by the Facility Agent in accordance with that market practice (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days)).
Rate Switch Date means 30 June 2023.
Reference Rate means, in relation to the Floating Rate Loan (or any part of it):
(a)    the applicable Term SOFR on the Quotation Day and for a period equal in length to the applicable Interest Period of the Floating Rate Loan (or the relevant part of it); or
(b)    as otherwise determined pursuant to sub-clauses 3.1 to 3.3 (inclusive).
SOFR means the secured overnight financing rate (SOFR) administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published (before any correction, recalculation or republication by the administrator) by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate).
Term SOFR means the term SOFR reference rate administered by CME Group Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant period published (before any correction, recalculation or republication by the administrator) by CME Group Benchmark Administration Limited (or any other person which takes over the publication of that rate).
US Government Securities Business Day means any day other than:
(a)    a Saturday or a Sunday; and
(b)    a day on which the Securities Industry and Financial Markets Association (or any successor organisation) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in US Government securities.
1.2    a Lender's "cost of funds" in relation to its participation in the Floating Rate Loan or any part of it is a reference to the average cost (determined either on an actual or a notional basis) which that Lender would incur if it were to fund, from whatever source(s) it may reasonably select, an amount equal to the amount of that participation in the Floating Rate Loan or that part of it for a period equal in length to the Interest Period of the Floating Rate Loan or that part of it.

1.3    A reference in this Schedule to a page or screen of an information service displaying a rate shall include:
(a)    any replacement page of that information service which displays that rate; and
(b)    the appropriate page of such other information service which displays that rate from time to time in place of that information service, and, if such page or service ceases to be available, shall include any other page or service displaying that rate specified by the Facility Agent after consultation with the Borrower.
1.4    Any Compounded Reference Rate Supplement overrides anything in:
(a)    Annex A; or
(b)    any earlier Compounded Reference Rate Supplement.
1.5    A Compounding Methodology Supplement relating to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate overrides anything relating to that rate in:
(a)    Annex B or Annex C (as applicable); and
(b)    any earlier Compounding Methodology Supplement.
1.6    Each Compounded Reference Rate Supplement and Compounding Methodology Supplement shall be a Loan Document.
1.7    References to “clause” in this Schedule shall be to clauses of this Schedule and references to “section” shall be to sections of the Amended Credit Agreement.
2    Calculation of interest
Subject to clause 4, the rate of interest on each Floating Rate Loan for each Interest Period (and being the Floating Rate for the purposes of the Amended Credit Agreement) is the percentage rate per annum which is the aggregate of:
(a)    the applicable Floating Rate Margin;
(b)    the Reference Rate; and
(c)    the Credit Adjustment Spread,
and if, in any such case, the aggregate of the Reference Rate and the Credit Adjustment Spread is less than zero, the Reference Rate will be deemed to be such a rate that the aggregate of the Reference Rate and the Credit Adjustment Spread is zero.
3    Unavailability of Term SOFR
3.1    Interpolated Term SOFR: If no Term SOFR is available for the Interest Period of the Floating Rate Loan or any part of the Floating Rate Loan, the applicable Reference Rate shall be the Interpolated Term SOFR for a period equal in length to the Interest Period of the Floating Rate Loan or that part of the Floating Rate Loan.
3.2    Historic Term SOFR: If clause 3.1 above applies but it is not possible to calculate the Interpolated Term SOFR, the applicable Reference Rate shall be the Historic Term SOFR for the Floating Rate Loan or that part of the Floating Rate Loan.
3.3    Interpolated Historic Term SOFR: If clause 3.2 above applies but no Historic Term SOFR is available for the Interest Period of the Floating Rate Loan or any part of the Floating Rate Loan, the applicable Reference Rate shall be the Interpolated Historic Term SOFR for a period equal in length to the Interest Period of the Floating Rate Loan or that part of the Floating Rate Loan.
3.4    Compounded in Arrears: If clause 3.3 above applies but it is not possible to calculate the Interpolated Historic Term SOFR for the Interest Period of the Floating Rate Loan then the Reference Rate shall not apply for the Floating Rate Loan or that part of the Floating Rate Loan

(as applicable) and instead interest shall be determined by reference to the Compounded Reference Rate and the provisions of clause 4 will apply in respect of the Floating Rate Loan or the relevant part of the Floating Rate Loan (as applicable).
4    Determination of the Compounded Reference Rate
4.1    Where interest is to be determined by reference to the Compounded Reference Rate then the following provisions shall apply.
4.2    The rate of interest on the Floating Rate Loan (or any part thereof) for any day during an Interest Period is the percentage rate per annum which is the aggregate of:
(a)    the applicable Floating Rate Margin; and
(b)    the Compounded Reference Rate for that day.
4.3    If any day during an Interest Period for the Floating Rate Loan (or any part thereof) is not a US Government Securities Business Day, the rate of interest on the Floating Rate Loan (or any part of it) for that day will be the rate applicable to the immediately preceding US Government Securities Business Day.
5    Notification of the rates of interest
5.1    Subject to clause 5.2, the Facility Agent shall promptly notify the Lenders and the Borrower of the determination of a rate of interest relating to the Floating Rate Loan (or any part of it).
5.2    If the Compounded Reference Rate is to apply to the Floating Rate Loan (or any part of it) in accordance with clause 3.4, the Facility Agent shall (promptly upon the Compounded Reference Rate Interest Payment being determinable) notify:
(a)    the Borrower of the amount of the Compounded Reference Rate Interest Payment;
(b)    the relevant Lenders and the Borrower of:
(i)    each applicable rate of interest relating to the determination of that Compounded Reference Rate Interest Payment; and
(ii)    to the extent it is then determinable, the Market Disruption Rate; and
(c)    each Lender of its portion of the amount referred to in (a) above, it being acknowledged and agreed that this clause 5.2 shall not apply to any Compounded Reference Rate Interest Payment determined pursuant to clause 6.
5.3    The Facility Agent shall, if clause 6 applies, promptly notify the Borrower of each Funding Rate relating to the Floating Rate Loan (or any part of it).
5.4    The Facility Agent shall promptly notify the relevant Lenders and the Borrower of the determination of a rate of interest relating to the Floating Rate Loan to which clause 6 applies.
5.5    This clause 5 shall not require the Facility Agent to make any notification to any party on a day which is not a Business Day.
6    Market disruption
6.1    If:
(a)    the Compounded Reference Rate applies (or, pursuant to clause 3.4, is to apply) to the Floating Rate Loan for an Interest Period and by reason of circumstances affecting the Lenders’ relevant markets, adequate means do not exist for ascertaining the Floating Rate by the Reporting Time for that Interest Period; or
(b)    before the Reporting Time (in the case of the Compounded Reference Rate) or, in the case of the Reference Rate, by close of business in London on the Quotation Day, in each case for the relevant Interest Period, the Facility Agent receives notifications from a Lender or Lenders, whose participations in the Floating Rate Loan (or the relevant part of it) exceed 50% of the outstanding aggregate principal amount of the Floating Rate Loan (or the relevant part of it) that the cost to it of funding its participation in the Floating Rate Loan (or the relevant part of it) would be in excess of the Market Disruption Rate, then the Facility Agent shall give notice of such determination (a Determination Notice) to the Borrower and each of the Lenders.
6.2    If:
(a)    the Determination Notice relates to the Reference Rate, the Borrower, the Lenders and the Facility Agent shall then negotiate in good faith in order to agree upon a mutually satisfactory interest rate and interest period (or interest periods) to be substituted for those which would otherwise have applied under the Amended Credit Agreement. If the Borrower, the Lenders and the Facility Agent are unable to agree upon an interest rate (or rates) and interest period (or interest periods) prior to the date occurring thirty (30) Business Days after the giving of such Determination Notice, clause 6.3 shall apply; or
(b)    the Determination Notice relates to the Compounded Reference Rate, there shall be no negotiation period of the type referred to in paragraph (a) above and instead clause 6.3 shall automatically apply.
6.3    If this clause 6.3 applies, the Facility Agent shall (after consultation with the Lenders) set an interest rate and an interest period (or interest periods), in each case to take effect at the end of the Interest Period current at the date of the Determination Notice, which shall be equal to the sum of the applicable Floating Rate Margin and the lower of (a) the weighted average of the corresponding interest rates at or about 11:00 a.m. (London time) two (2) Business Days before the commencement of the relevant Interest Period on Reuters' pages KLIEMMM, GARBIC01 and FINA01 (or such other pages as may replace Reuters' pages KLIEMMM, GARBIC01 or FINA01 on Reuters' service) and (b) the cost to the Lenders of funding the portion of the Floating Rate Loan (or the relevant part of it) held by such Lenders.
6.4    It is acknowledged and agreed that:
(a)    no Lender shall be entitled to make a notification referred to in clause 6.1(b) in respect of, or to compensation under clause 6.3 for, amounts up to the difference between such Lender's cost of obtaining matching deposits on the date (falling prior to the Rate Switch Date) such Lender became a Lender hereunder less the LIBO Rate on such date; and
(b)    on and following the Rate Switch Date, no Lender shall be entitled to make a notification referred to in clause 6.1(b) in respect of, or to compensation under clause 6.3 for, amounts up to the difference between such Lender's cost of obtaining matching deposits on the date (falling on or after the Rate Switch Date) such Lender became a Lender hereunder less the Reference Rate on such date or, if on such date the Floating Rate is determined pursuant to clause 4, the Compounded Reference Rate (but for this purpose excluding the Credit Adjustment Spread) for the Interest Period in which such date occurs.
6.5    If, in relation to the Floating Rate Loan (or any part of it):
(a)    a Lender's Funding Rate is less than the relevant Market Disruption Rate; or
(b)    a Lender does not supply a quotation by the Reporting Time or by close of business on the Quotation Day (as applicable) for the relevant Interest Period, the cost to that Lender of funding its participation in that Floating Rate Loan for that Interest Period will be deemed, for the purposes of this clause 6, to be the Market Disruption Rate for that Floating Rate Loan.

6.6    This clause 6 shall replace Section 4.2 of the Amended Credit Agreement in its entirety and all references in the Amended Credit Agreement (including, without limitation, the cross-references in Sections 2.4, 4.9, 11.11.1 and 11.11.2 of the Amended Credit Agreement) shall be construed as cross-references to the terms of clause 6.1 of this clause 6.

7    Break costs
It is acknowledged and agreed that Section 4.4.1 of the Amended Credit Agreement shall apply to a Funding Losses Event incurred in relation to the Floating Rate Loan (or any part of it) that is accruing interest at the Reference Rate or the Compounded Reference Rate (as the case may be), provided however that the amount which any Lender is entitled to claim from the Borrower in respect of that Funding Losses Event under the said Section 4.4.1 of the Amended Credit Agreement shall be:
(a)    in the case of the Floating Rate Loan (or any part of it) accruing interest at the Reference Rate, an amount determined on the basis referred to in Section 4.4.1a) of the Amended Credit Agreement; and
(b)    in the case of the Floating Rate Loan (or any part of it) that is accruing interest at the Compounded Reference Rate, any amount specified as “Break Costs” in the Compounded Reference Rate Terms subject to any limitation set out therein.
8    Published Rate replacement
8.1    It is agreed that Section 3.3.7 of the Existing Credit Agreement, and any related definitions required solely for the purposes of the said Section 3.3.7 of the Existing Credit Agreement, shall be deleted and instead, if a Published Rate Replacement Event occurs in relation to any Published Rate, any amendment or waiver which relates to
(a)    providing for the use of a Replacement Reference Rate in place of that Published Rate; and
(b)
(i)    aligning any provision of any Loan Document to the use of that Replacement Reference Rate;
(ii)    enabling that Replacement Reference Rate to be used for the calculation of interest under the Amended Credit Agreement (including, without limitation, any consequential changes required to enable that Replacement Reference Rate to be used for the purposes of the Amended Credit Agreement);
(iii)    implementing market conventions applicable to that Replacement Reference Rate;
(iv)    providing for appropriate fallback (and market disruption) provisions for that Replacement Reference Rate; or
(v)    adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one party to another as a result of the application of that Replacement Reference Rate (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Facility Agent (acting on the instructions of the Required Lenders) and the Borrower.
8.2    If any Lender fails to respond to a request for an amendment or waiver described in, or for any other vote of Lenders in relation to, clause 8.1 above within 5 Business Days (or such longer time period in relation to any request which the Borrower and the Facility Agent may agree) of that request being made:
(a)    its Commitment or its participation in the Loan shall not be included for the purpose of ascertaining whether any relevant percentage of Commitments or the aggregate of participations in the Loan (as applicable) has been obtained to approve that request; and
(b)    its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.
8.3    In this clause 8:

Published Rate means:
(a)    SOFR; or
(b)    Term SOFR for any Quoted Tenor.
Published Rate Contingency Period means, in relation to:
(a)    Term SOFR (all Quoted Tenors), ten US Government Securities Business Days; and
(b)    SOFR, ten US Government Securities Business Days.
Published Rate Replacement Event means, in relation to a Published Rate:
(a)    the methodology, formula or other means of determining that Published Rate has, in the opinion of the Required Lenders and the Borrower, materially changed;
(b)
(i)
(A)    the administrator of that Published Rate or its supervisor publicly announces that such administrator is insolvent; or
(B)    information is published in any order, decree, notice, petition or filing, however described, of or filed with a court, tribunal, exchange, regulatory authority or similar administrative, regulatory or judicial body which reasonably confirms that the administrator of that Published Rate is insolvent, provided that, in each case, at that time, there is no successor administrator to continue to provide that Published Rate;
(ii)    the administrator of that Published Rate publicly announces that it has ceased or will cease to provide that Published Rate permanently or indefinitely and, at that time, there is no successor administrator to continue to provide that Published Rate;
(c)    the supervisor of the administrator of that Published Rate publicly announces that such Published Rate has been or will be permanently or indefinitely discontinued;
(d)    the administrator of that Published Rate or its supervisor announces that that Published Rate may no longer be used;
(e)    the supervisor of the administrator of that Published Rate makes a public announcement or publishes information stating that that Published Rate for that Quoted Tenor is no longer, or as of a specified future date will no longer be, representative of the underlying market or economic reality that it is intended to measure and that representativeness will not be restored (as determined by such supervisor) and such official statement expresses awareness that any such announcement or publication will engage certain contractual triggers that are activated by pre-cessation or cessation announcements or publications; or
(f)    the administrator of that Published Rate (or the administrator of an interest rate which is a constituent element of that Published Rate) determines that that Published Rate should be calculated in accordance with its reduced submissions or other contingency or fallback policies or arrangements and either:
(i)    the circumstance(s) or event(s) leading to such determination are not (in the opinion of the Required Lenders and the Borrower) temporary; or
(ii)    that Published Rate is calculated in accordance with any such policy or arrangement for a period no less than the applicable Published Rate Contingency Period; or

(g)    in the opinion of the Required Lenders and the Borrower, that Published Rate is otherwise no longer appropriate for the purposes of calculating interest under the Amended Credit Agreement.
Quoted Tenor means Term SOFR for periods of six months.
Relevant Nominating Body means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.
Replacement Reference Rate means a reference rate which is:
(a)    formally designated, nominated or recommended as the replacement for a Published Rate by:
(i)    the administrator of that Published Rate (provided that the market or economic reality that such reference rate measures is the same as that measured by that Published Rate); or
(ii)    any Relevant Nominating Body,
and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the "Replacement Reference Rate" will be the replacement under paragraph (ii) above;
(b)    in the opinion of the Required Lenders and the Borrower, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor or alternative to a Published Rate; or
(c)    in the opinion of the Required Lenders and the Borrower, an appropriate successor or alternative to a Published Rate.
9    Rounding convention
The aggregate amount of any accrued interest, commission or fee which is, or becomes, payable by an Obligor under a Loan Document shall be rounded to 2 decimal places.

Annex A
Compounded Reference Rate Terms

CURRENCY:	Dollars.
Cost of funds as a fallback
Cost of funds will not apply as a fallback.
Definitions
Additional Business Days:	A US Government Securities Business Day.
Break Costs:	Nil
Business Day Conventions:	(a) If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:

(i)    subject to paragraph (iii) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;
(ii)    if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and
(iii)    if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

(b) If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

Central Bank Rate:
(a)    The short-term interest rate target set by the US Federal Open Market Committee as published by the Federal Reserve Bank of New York from time to time; or
(b)    if that target is not a single figure, the arithmetic mean of:

(i)    the upper bound of the short-term interest rate target range set by the US Federal Open Market Committee and published by the Federal Reserve Bank of New York; and
(ii)    the lower bound of that target range.

Central Bank Rate Adjustment:
In relation to the Central Bank Rate prevailing at close of business on any US Government Securities Business Day, the 20 per cent trimmed arithmetic mean (calculated by the Facility Agent) of the Central Bank Rate Spreads for the five (5) most immediately preceding US Government Securities Business Days for which the RFR was available.

Central Bank Rate Spreads:
means, in relation to any US Government Securities Business Day, the difference (expressed as a percentage rate per annum) calculated by the Facility Agent of:
(a)    the RFR for that US Government Securities Business Day; and
(b)    the Central Bank Rate prevailing at close of business on that US Government Securities Business Day.

Daily Rate:	The Daily Rate for any US Government Securities Business Day is:
(a) the RFR for that US Government Securities Business Day; or

(b)    if the RFR is not available for that US Government Securities Business Day, the percentage rate per annum which is the aggregate of:
(i)    the Central Bank Rate for that US Government Securities Business Day; and
(ii)    the applicable Central Bank Rate Adjustment; or
(c)    if paragraph (b) above applies but the Central Bank Rate for that US Government Securities Business Day is not available, the percentage rate per annum which is the aggregate of:
(i)    the most recent Central Bank Rate for a day which is no more than 5 US Government Securities Business Day before that US Government Securities Business Day; and
(ii)    the applicable Central Bank Rate Adjustment,
rounded, in either case, to four decimal places and if, in either case, the aggregate of that rate and the Credit Adjustment Spread is less than zero, the Daily Rate shall be deemed to be such a rate that the aggregate of the Daily Rate and the Credit Adjustment Spread is zero.

Lookback Period:	Five US Government Securities Business Days.
Market Disruption Rate:	The percentage rate per annum which is the aggregate of: (a) the Cumulative Compounded RFR Rate for the Interest Period of the relevant Floating Rate Loan; and (b) the Credit Adjustment Spread.
Relevant Market:	The market for overnight cash borrowing collateralised by US Government securities.
Reporting Day:	The Business Day which follows the day which is the Lookback Period prior to the last day of the Interest Period.
RFR:
The secured overnight financing rate (SOFR) administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate).

Reporting Time
Deadline for Lenders to report market disruption in accordance with clause 6.1.	Close of business in London on the Reporting Day for the relevant Loan.

Annex B
Daily Non-Cumulative Compounded RFR Rate
The Daily Non-Cumulative Compounded RFR Rate for any US Government Securities Business Day "i" during an Interest Period for a Loan is the percentage rate per annum (without rounding, to the extent reasonably practicable for the Facility Agent, taking into account the capabilities of any software used for that purpose) calculated as set out below:
where:
UCCDRi means the Unannualised Cumulative Compounded Daily Rate for that US Government Securities Business Day "i";
UCCDRi-1 means, in relation to that US Government Securities Business Day "i", the Unannualised Cumulative Compounded Daily Rate for the immediately preceding US Government Securities Business Day (if any) during that Interest Period;
dcc means 360 or, in any case where market practice in the Relevant Market is to use a different number for quoting the number of days in a year, that number;
ni means the number of calendar days from, and including, that US Government Securities Business Day "i" up to, but excluding, the following US Government Securities Business Day; and
the Unannualised Cumulative Compounded Daily Rate for any US Government Securities Business Day (the Cumulated US Government Securities Business Day) during that Interest Period is the result of the below calculation (without rounding, to the extent reasonably practicable for the Facility Agent, taking into account the capabilities of any software used for that purpose):
where:
ACCDR means the Annualised Cumulative Compounded Daily Rate for that Cumulated US Government Securities Business Day;
tni means the number of calendar days from, and including, the first day of the Cumulation Period to, but excluding, the US Government Securities Business Day which immediately follows the last day of the Cumulation Period;
Cumulation Period means the period from, and including, the first US Government Securities Business Day of that Interest Period to, and including, that Cumulated US Government Securities Business Day;
dcc has the meaning given to that term above; and
the Annualised Cumulative Compounded Daily Rate for that Cumulated US Government Securities Business Day is the percentage rate per annum (rounded to five decimal places) calculated as set out below:
where:
d0 means the number of US Government Securities Business Days in the Cumulation Period;
Cumulation Period has the meaning given to that term above;

i means a series of whole numbers from one to d0, each representing the relevant US Government Securities Business Day in chronological order in the Cumulation Period;
DailyRatei-LP means, for any US Government Securities Business Day "i" in the Cumulation Period, the Daily Rate for the US Government Securities Business Day which is the Lookback Period prior to that US Government Securities Business Day "i";
ni means, for any US Government Securities Business Day "i" in the Cumulation Period, the number of calendar days from, and including, that US Government Securities Business Day "i" up to, but excluding, the following US Government Securities Business Day;
dcc has the meaning given to that term above; and
tni has the meaning given to that term above.

Annex C
Compounded RFR Rate
The Cumulative Compounded RFR Rate for any Interest Period for a Floating Rate Loan is the percentage rate per annum (rounded to the same number of decimal places as is specified in the definition of Annualised Cumulative Compounded Daily Rate in Error! Reference source not found. B (Daily Non-Cumulative Compounded RFR Rate)) calculated as set out below:
where:
d0 means the number of US Government Securities Business Days during the Interest Period;
i means a series of whole numbers from one to d0, each representing the relevant US Government Securities Business Day in chronological order during the Interest Period;
DailyRatei-LP means for any US Government Securities Business Day "i" during the Interest Period, the Daily Rate for the US Government Securities Business Day which is the Lookback Period prior to that US Government Securities Business Day "i";
ni means, for any US Government Securities Business Day "i", the number of calendar days from, and including, that US Government Securities Business Day "i" up to, but excluding, the following US Government Securities Business Day;
dcc means 360 or, in any case where market practice in the Relevant Market is to use a different number for quoting the number of days in a year, that number; and
d means the number of calendar days during that Interest Period.

Schedule 4
Form of Guarantor Confirmation Certificate
[Insert name of relevant Guarantor here]

GUARANTOR’S CERTIFICATE

_______________, 2023

This Certificate is delivered on behalf of [Insert name of relevant Guarantor here] (the Guarantor), a [company][corporation] incorporated in [●]. .

[I][We], [insert name of the authorized officers/directors], the undersigned, in [my][our] capacity as [[a] duly authorized officer[s]] [or][director] of the Guarantor and not in any individual capacity, do hereby confirm in relation to the Agreements (each as more particularly defined in Schedule 1 of this Certificate) as follows:

1.    Unless otherwise defined in this Certificate, words and expressions defined in the Agreements shall have the meanings when used in this Certificate.

2.    The Guarantor is a guarantor under each Agreement.

3.    [I][We] hereby acknowledge on behalf of the Guarantor that each Agreement shall be amended pursuant to an amendment agreement (each a Vessel Loan Amendment) in order to record the agreement of the respective parties to an amendment of the floating interest rate terms from a LIBOR-related rate to a term secured overnight financing rate, with certain fall-backs, and switchover terms to a compounded reference rate in certain circumstances, and further to make any other changes to such Agreements and to enter into or amend any other agreements to the extent deemed appropriate by the Borrower.

4.    This Certificate is one of the “certificates” required to be provided pursuant to clause 3.1(b) of each Vessel Loan Amendment and in the context of the requirements of clause 3.1(b) of each Vessel Loan Amendment, [I][we] hereby further acknowledge and confirm on behalf of the Guarantor the following:

a.    the amendments contemplated in the Vessel Loan Amendment for each Agreement and the contents thereof are acknowledged;

b.    the Guarantee given by the Guarantor in each Agreement and each other Loan Document or Finance Document, as the case may be (as defined in each such Agreement) to which the Guarantor is a party shall remain and continue in full force and effect notwithstanding the amendment of each such Agreement pursuant to the Vessel Loan Amendment applicable to it;

c.    the Guarantee given by the Guarantor in each Agreement shall extend to any new obligations assumed by the Borrower under such Agreement as amended by the Vessel Loan Amendment applicable to it; and

d.    continuing to guarantee the amended obligations of the Borrower under the Agreements as amended by the Vessel Loan Amendment applicable to it does not cause any borrowing, guaranteeing or similar limit binding on the Guarantor to be exceeded.

5.    [I][we] hereby confirm that:

a.     the copy of the certificate or articles of incorporation, formation or organization or other comparable organizational document of the Guarantor (collectively, the Organizational Documents); and

b.    the by-laws or operating, management or similar agreements of the Guarantor (collectively, the Operating Documents),
]
in each case, appended to the Secretary’s Certificate dated [[18][21] December 2020][21 April 2021] (the Original Secretary’s Certificate) remain true and correct on the date of this Certificate and have not been amended, modified or revoked and remain in full force and effect.

6.    [I][we] hereby represent and warrant on behalf of the Guarantor that [I][we] have the authority to sign this Certificate as evidenced by Schedule […] of the Original Secretary’s Certificate

(the Authorization). The Authorization has not been modified or rescinded and remains in full force and effect.

7.    [The Guarantor does not have its management or control in Liberia nor does it undertake any business activity in Liberia.

8.    Less than a majority of the shareholders of the Guarantor hereto by vote or value are resident in Liberia.][ 7 and 8 to be included in the Certificate for RCL Cruise Holdings LLC, RCI Holdings LLC and RCL New Vessel Holding Company LLC only as Liberian entities]

9.    This Certificate shall be governed by and construed in accordance with New York law.

[Signature Pages Follow]

IN WITNESS WHEREOF, I have set my hand hereto this _____ day of , 2023.

            ___________________________
            [insert name]
[state the signatory’s office]

            [___________________________
            [insert name]
[state the signatory’s office]]

Schedule 1

Agreements

[for each Guarantor’s Certificate, include only those Facility Agreements [and Novation Agreements] in respect of which such entity is a Guarantor]

FACILITY AGREEMENTS

OASIS CLASS

1.    Harmony of the Seas: Facility agreement dated 15 April 2014 (as amended, supplemented and restated from time to time) entered into between, amongst others, RCCL as borrower, the SocGen Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a US Dollar term loan facility in respect of m.v. “Harmony of the Seas” (ex Hull A.34).

2.    Symphony of the Seas: Facility agreement dated 30 January 2015 (as amended, supplemented and restated from time to time) entered into between, amongst others, RCCL as borrower, Citibank Euro Plc, UK Branch as the Facility Agent (Citi Facility Agent) and the banks and financial institutions listed therein as Lenders in relation to a US term loan facility in respect of the passenger cruise vessel m.v. “Symphony of the Seas” (ex Hull B.34).

3.    Wonder of the Seas: Facility agreement dated 24 July 2017 (as novated, amended and restated pursuant to a novation agreement dated 24 July 2017, as further amended, supplemented and restated from time to time) entered into between, amongst others, RCCL as borrower, the Citi Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility in respect of m.v. “Wonder of the Seas” (ex Hull C34).

QUANTUM CLASS

1.    Quantum of the Seas: Facility agreement dated 8 June 2011 (as amended, supplemented and restated from time to time) in respect of m.v. “Quantum of the Seas” (builder’s hull no. S-697) entered into between, amongst others, RCCL as borrower, KfW IPEX-Bank GmbH as Hermes agent (in this capacity, the Hermes Agent), KfW IPEX-Bank GmbH as facility agent (in this capacity, the Facility Agent) and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein).

2.    Anthem of the Seas: Facility agreement dated 8 June 2011 (as amended, supplemented and restated from time to time) in respect of m.v. “Anthem of the Seas” (builder’s hull no. S-698) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein).

3.    Ovation of the Seas: Facility agreement dated 31 March 2016 (as amended, supplemented and restated from time to time) in respect of m.v. “Ovation of the Seas” (builder’s hull no. S-699) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein).
4.    Spectrum of the Seas: Facility agreement dated 13 November 2015 (as amended, supplemented and restated from time to time) in respect of m.v. “Spectrum of the Seas” (builder’s hull no. S-700) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein),

5.    Odyssey of the Seas: A facility agreement dated 13 November 2015 (as amended, supplemented and restated from time to time including by an amendment agreement dated 30 April 2020) in respect of m.v. "Odyssey of the Seas" (builder's hull no. S-713) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein).

SOLSTICE CLASS

1.    Celebrity Solstice: Facility agreement dated 7 August 2008 (as amended, supplemented and restated from time to time, including by way of a supplemental agreement dated 23 April 2020) in respect of m.v. “Celebrity Solstice” (builder’s hull no. S-675) entered into between, amongst others, RCCL as borrower, the Hermes Agent, KfW IPEX-Bank GmbH as administrative agent (in this capacity, the Administrative Agent) and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of €412,000,000.

2.    Celebrity Equinox: Facility agreement dated 15 April 2009 (as amended, supplemented and restated from time to time) in respect of m.v. “Celebrity Equinox” (builder’s hull no. S-676) entered into between, amongst others, Royal Caribbean Cruises Ltd. (RCCL) as borrower, KFW IPEX-Bank GmbH as the Hermes Agent (in this capacity, the Hermes Agent), the Administrative Agent (in this capacity, the Administrative Agent) and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of €412,000,000.

3.    Celebrity Eclipse: Facility agreement dated 26 November 2009 (as amended, supplemented and restated from time to time) in respect of m.v. “Celebrity Eclipse” (builder’s hull no. S-677) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Administrative Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of €420,000,000.
4.    Celebrity Silhouette: Facility agreement dated 27 February 2009 (as amended, supplemented and restated from time to time, including by way of a supplemental agreement dated 22 April 2020) in respect of m.v. “Celebrity Silhouette” (builder’s hull no. S-679) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Administrative Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of €444,000,000.

5.    Celebrity Reflection: Facility agreement dated 19 December 2008 (as amended, supplemented and restated from time to time, including by way of a supplemental agreement dated 8 April 2020) in respect of m.v. “Celebrity Reflection” (builder’s hull no. S-691) entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Administrative Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of €485,600,000.

EDGE CLASS

1.    Celebrity Edge: Facility agreement dated 22 June 2016 (as novated, amended and restated pursuant to a novation agreement dated 22 June 2016, as further amended, supplemented and restated from time to time) entered into between, amongst others, RCCL as borrower, the Citi Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a US Dollar term loan facility in respect of m.v. “Celebrity Edge” (ex Hull J34).

2.    Celebrity Apex: Facility agreement dated 22 June 2016 (as novated, amended and restated pursuant to a novation agreement dated 22 June 2016, as further amended, supplemented and restated from time to time) entered into between, amongst others, RCCL as borrower, the Citi Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a US Dollar term loan facility in respect of m.v. “Celebrity Apex” (ex Hull K34).

3.    Celebrity Beyond: Facility agreement dated 24 July 2017 (as novated, amended and restated pursuant to a novation agreement dated 24 July 2017, as further amended, supplemented and restated from time to time) entered into between, amongst others, RCCL as borrower, the Citi Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility in respect of m.v. “Celebrity Beyond” (ex Hull L34).

ICON CLASS

1.    ICON 1: Facility agreement dated 11 October 2017 (as amended, supplemented and restated from time to time) in respect of the passenger cruise vessel with builder’s hull no. 1400 entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee, the Finnvera Premium and (if applicable) the Finnvera Balancing Premium (as such terms are defined therein).

2.    ICON 2: Facility agreement dated 11 October 2017 (as amended, supplemented and restated from time to time) in respect of the passenger cruise vessel with builder’s hull no. 1401 entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee, the Finnvera Premium and (if applicable) the Finnvera Balancing Premium (as such terms are defined therein).

3.    ICON 3: Facility agreement dated 18 December 2019 (as amended, supplemented and restated from time to time) in respect of the passenger cruise vessel with builder’s hull no. 1402 entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent. (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee, the Finnvera Premium and (if applicable) the Finnvera Balancing Premium (as such terms are defined therein).

SILVERSEA SHIPS

1.    Evolution 1: Facility agreement dated as of 19 September 2019 (as amended, supplemented and restated from time to time) in respect of the passenger cruise vessel with builder's hull no. S-719 entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein).

2.    Evolution 2: Facility agreement dated as of 19 September 2019 (as amended, supplemented and restated from time to time) in respect of the passenger cruise vessel with builder's hull no. S-720 entered into between, amongst others, RCCL as borrower, the Hermes Agent, the Facility Agent and the banks and financial institutions listed therein as Lenders in relation to a term loan facility not exceeding the US dollar equivalent of eighty per cent (80%) of the Contract Price and one hundred per cent (100%) of the Hermes Fee (as such terms are defined therein).

The facility agreements listed in this Schedule 1, the Agreements.

SIGNATORIES
Amendment agreement in respect of Hull C34
Borrower
Royal Caribbean Cruises Ltd.    ) /S/ JAMES WICKHAM
Name:        ) Attorney-in-Fact
Title:     )

Global Coordinator

Citibank N.A., London Branch    ) /S/ KARA CATT
Name:    ) Vice President
Title:    )

Facility Agent

Citibank Europe plc, UK Branch    ) /S/ ALASDAIR GARNHAM
Name:    ) Vice President
Title:    )

ECA Agent

SMBC Bank International plc    ) /S/ TLEMAIGNEN
Name:    ) Managing Director
Title:    ) /S/ HERVE BILLI
    ) Director

Mandated Lead Arrangers

Banco Santander, S.A.    ) /S/ REMEDIOS CANTALAPIEDRA
Name:    ) Vice President
Title:    ) /S/ MARIA TERESA ADAMUZ
    ) Vice President

Citibank N.A., London Branch    ) /S/ KARA CATT
Name:    ) Vice President
Title:    )

HSBC Continental Europe    ) /S/ GUY WOELFEL
Name:    ) Managing Director
Title:    ) /S/ JULIE BELLAIS
    ) Director

Société Générale    ) /S/ ANTOINE GUINOT
Name:    ) Vice President Development and Structured
Title:    ) Export Finance

SMBC Bank International plc    ) /S/ ALPA SHAH
Name:    ) Managing Director
Title:    ) /S/ AKIRA FUJIWARA
    ) Managing Director

BNP Paribas    ) /S/ KHALID BOUITIDA
Name:    ) Credit Transaction Management Export Finance –
Title:    ) Team Leader
    ) /S/ PHILIPPE LAUDE
    ) Head of Credit Transaction Management –
    ) Export Finance

Lenders

Citibank N.A., London Branch    ) /S/ KARA CATT
Name:    ) Vice President
Title:    )

Banco Santander, S.A.    ) /S/ REMEDIOS CANTALAPIEDRA
Name:    ) Vice President
Title:    ) /S/ MARIA TERESA ADAMUZ
    ) Vice President

BNP Paribas    ) /S/ KHALID BOUITIDA
Name:    ) Credit Transaction Management Export Finance –
Title:    ) Team Leader
    ) /S/ PHILIPPE LAUDE
    ) Head of Credit Transaction Management –
    ) Export Finance

HSBC Continental Europe    ) /S/ GUY WOELFEL
Name:    ) Managing Director
Title:    ) /S/ JULIE BELLAIS
    ) Director

Société Générale    ) /S/ ANTOINE GUINOT
Name:    ) Vice President Development and Structured
Title:    ) Export Finance

SMBC Bank International plc    ) /S/ ALPA SHAH
Name:    ) Managing Director
Title:    ) /S/ AKIRA FUJIWARA
    ) Managing Director

SFIL    ) /S/ PM DEBREVILLE
Name:    ) Directeur Credit Export
Title:    ) /S/ EMILIE BOISSIER
    ) Directrice Middle-Office et Portefeuille Credit Export